As filed with the Securities and Exchange Commission on April 29, 2025

Registration Nos.  333-239746

811-21742

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933   ☒

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No. 5     ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 40 ☒

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis
Vice President, General Counsel, Secretary
Nassau Life Insurance Company
One American Row
P. O. Box 5056, Hartford, CT 06102-5056

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SPVL
A Modified Single Premium Variable Life Insurance Policy

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061-4142 Phone Number:

1-800-832-7783 (8:30 A.M. and 5:00 P.M.,

Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

Offered by Nassau Life Insurance Company Through First Investors Life Separate Account E

This prospectus describes an individual Modified Single Premium Variable Life Insurance Policy (the “Policy”) that is offered by Nassau Life Insurance Company (“NNY,” “We,” “Us” or “Our”) through First Investors Life Separate Account E (“Separate Account E” or “Separate Account”). We also refer to this Policy as “SPVL”; “You” and “Your” refer to a prospective or existing owner of a Policy.

In the Commonwealth of Massachusetts only, the Policy described in the prospectus is named the “Limited Flexible Premium Variable Life Insurance Policy.” Therefore, for offerees who reside in the Commonwealth of Massachusetts, all references in the prospectus to “Single Premium Variable Life Insurance Policy,” “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Limited Flexible Premium Variable Life Insurance Policy.” In the state of Nebraska only, the Policy described in the prospectus is named the “Flexible Premium Variable Life Insurance Policy.” Therefore, for offerees who reside in the state of Nebraska, all references in the prospectus to the “Single Premium Variable Life Insurance Policy,” “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Flexible Premium Variable Life Insurance Policy”.

The Policy is no longer available for new sales. Existing Policyowners may continue to make additional premium payments.

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy that You should know before buying or taking action under a Policy. The premiums under this Policy may be invested in Subaccounts of Separate Account E that invest, at net asset value, in shares of a series in the designated funds described in Appendix A: Funds Available Under the Policy. Throughout this prospectus, We refer to these underlying mutual funds as “Funds.” Premiums may also be invested in Our Fixed Account.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of Subaccounts of Separate Account E. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The date of this prospectus is May 1, 2025.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

For up to nine years following the date of each premium payment, a surrender charge may apply if You partially or fully surrender the Policy, allow the Policy to lapse, or reduce the Policy Face Amount. The maximum surrender charge that You can pay while You own the Policy is equal to 9.5% of premium surrendered if Your Policy was issued before October 1, 2008 or 9.0% of premium surrendered if Your Policy was issued on or after October 1, 2008.

For example, if You paid $100,000 in premium payments, the maximum full surrender charge would be $9,500 for a policy issued before October 1, 2008 or $9,000 for a Policy issued on or after October 1, 2008.

Fee Tables; Fees, Charges and Expenses
Transaction Charges

In addition to the surrender charge, You also may be charged for other transactions. Specifically:

•       There is a $25 charge for each partial surrender.

•       A transfer fee of up to $10 is applied on the 5th or 6th transfer in a Policy Year.

•       We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automatic Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

Fee Tables; Fees, Charges and Expenses
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, a Separate Account charge and loan interest (if You take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.	Fee Tables; Fees, Charges and Expenses; Appendix A: Funds Available Under the Policy

FEES AND EXPENSES				LOCATION IN PROSPECTUS
You will also bear expenses associated with the Funds under the Policy, as shown in the following table

	Annual Fee	MIN.	MAX.
	Investment options (underlying fund fees and expenses)*	0.21%	1.14%
* As a percentage of Fund assets. The fees of the Funds are as of 12/31/24, and such fees can vary over time
RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

•        A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•        We may apply a surrender charge with respect to any surrender You make from the Policy.

•        A surrender may also reduce Your Policy’s Face Amount and may have adverse tax consequences.

•        You can avoid surrender charges and such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•        Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Fees, Charges and Expenses
Risks Associated with Investment Options

•        An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•        Each Fund (as well as the Fixed Account) has its own unique risks. With the Fixed Account, for example, Your Policy value is held as part of Our general account assets, which exposes You to the risk of Our solvency.

•        You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy; The Fixed Account; Appendix A: Funds Available Under the Policy

RISKS		LOCATION IN PROSPECTUS
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Principal Risks of Investing in the Policy; Nassau Life Insurance Company
Contract Lapse	Your Policy can lapse only if You have an outstanding Policy loan. If Your Policy has an outstanding Policy loan and the Monthly Deduction exceeds the net Surrender Value, Your Policy may lapse, or end. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), fees and charges, and poor investment performance can negatively affect net Surrender Value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges.	Principal Risks of Investing in the Policy; Default Reinstatement
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•        NNY reserves the right to remove or substitute Funds available under the Contract.

•        There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•        Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

•        You may not allocate more than 50% of Your net premiums to the Fixed Account.

•        We reserve the right to limit transfers if frequent or large transfers occur.

The Fixed Account; The Subaccounts; Allocation of Premiums to the Investment Options
TAXES		LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.	Federal Tax Information

TAXES		LOCATION IN PROSPECTUS

•        If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

•        The Policy is generally a Modified Endowment Contract for federal income tax purposes, and, as a result, partial surrenders, a full surrender and Policy loans are subject to federal income tax on an income-first basis to the extent Your Accumulation Value exceeds Your basis in a Policy

•        Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59½.

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

OVERVIEW OF THE POLICY

The Policy is a variable life insurance policy that is designed to provide You with permanent insurance protection. You pay a single premium that is based on the minimum death benefit You want (the “Face Amount”) and the underwriting classification of the person whose life You are insuring (the “Insured”). Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the Policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the Policy is best suited for those with a long investment horizon. Although You have the ability to make partial surrenders and/or fully surrender the Policy at any time while the Insured is living, the Policy should not be viewed as a highly liquid investment. In that regard, surrenders taken in the near term can result in You being assessed a surrender charge, which can be a significant amount. Failure to hold the Policy for the long-term also would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy and has a long investment horizon. The Policy is not intended for those who intend to engage in frequent trading among the Subaccounts within the Separate Account.

Premiums

The Policy is a single premium life insurance policy, meaning that you are only required to make a single premium payment, which you made when you purchased the Policy. However,the Policy allows You to pay one additional premium each year subject to certain limitations. This allows You to increase Your life insurance protection as Your circumstances change.

Your Policy can lapse only if You have an outstanding Policy loan. If Your Policy has an outstanding Policy loan, and the insurance charges that We deduct each month (the “Monthly Deduction”) exceeds the net Surrender Value of your Policy, your Policy may lapse. The “net Surrender Value” is the accumulated value of your Policy (or “Accumulation Value”) less any applicable surrender charge and the amount of any outstanding Policy loan balance and accrued interest. You may need to make additional payments under the Policy to prevent a lapse. Failure to make such payments may result in lapse

Death Benefit

The Policy is, first and foremost, a life insurance policy and is designed to provide You with permanent life insurance protection. Policies issued before 10/1/2008 remain in force to maturity at age 100 of the Insured, unless You choose to surrender Your Policy or it lapses. Policies issued on and after 10/1/2008 remain in force to maturity at age 121 of the Insured, unless You choose to surrender Your Policy or it lapses

Upon the death of the Insured, the Policy’s death benefit will be paid to Your named beneficiary. The amount of the death benefit may increase or decrease from the initial Face Amount that is set forth in Your Policy. Any such increases or decreases are based on a number of factors, including the investment experience of the Subaccounts You select and the credited interest in the Fixed Account if chosen. However, We guarantee that the death benefit will never to be less than the Policy’s Guaranteed Minimum Death Benefit (see “Guaranteed Minimum Death Benefit”), reduced by any outstanding Policy loans and accrued loan interest.

Investment Options

The Subaccounts invest in corresponding underlying Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that, in Our sole discretion, We may declare. Your Accumulation Value and Variable Death Benefit (see “Variable Death Benefit”) will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account.

You may change Your allocation of future premiums (if any) subject to certain limitations. You may change the allocation of Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through transfers of Accumulation Value, or Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

Additional information about each Fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Funds Available Under the Policy.”

Loans and Surrenders

You may borrow up to 75% of the Policy’s Surrender Value during the first three Policy Years and up to 90% of the Surrender Value thereafter, if You assign Your Policy to Us as sole security. The “Surrender Value” is the Accumulation Value, less any then-applicable surrender charge. Because this Policy is generally a Modified Endowment Contract (“MEC”) under the tax code, Policy loans can have tax consequences. Therefore, You should consult a tax adviser before taking a loan.

You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Surrender Value. A surrender is a taxable event. You may surrender a portion of the Policy’s Cash Value provided You meet Our requirements. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.

There are tax consequences associated with loans, surrenders, and partial surrenders.

FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between the investment options.

Transaction Fees for Policies Issued Before October 1, 2008

Charge	When Charge Is Deducted	Amount Deducted
Maximum Surrender Charge (Load)(1)	Upon full or partial surrender in excess of the Preferred Surrender Amount	9.5% (as a percentage of premiums surrendered)
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option(3)	$10.00

Transaction Fees for Policies Issued On or After October 1, 2008

Charge	When Charge Is Deducted	Amount Deducted
Maximum Surrender Charge (Load)(2)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.0% (as a percentage of premiums surrendered)
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option(3)	$10.00

(1)	The 9.5% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-49. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment. A new schedule of Surrender Charges is associated with each additional premium.
(2)	The 9.0% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-20. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment. A new schedule of Surrender Charges is associated with each additional premium.
(3)	Although We do not currently charge a fee in connection with these systematic and automatic options, We reserve the right to do so in the future not to exceed $10.

The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including underlying Fund fees and expenses.

Periodic Charges Other Than Annual Fund Expenses for Policies Issued Before October 1, 2008

Charge	When Charge is Deducted	Maximum Amount We Can Deduct
Base Contract Charges
Cost of Insurance(1)	Monthly	Minimum: $0.00 per $1,000 on the net amount at risk (NAR)(4). Maximum: $83.333 per $1,000 on the NAR. Representative Insured:(2) $0.685 per $1,000 on the NAR.
Separate Account Charge	Monthly	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.
Net Policy Loan Interest	Policy Anniversary	Effective annual rate of 2% of the outstanding loan.(3)

Periodic Charges Other Than Annual Fund Expenses For Policies Issued On and After October 1, 2008

Charge	When Charge is Deducted	Maximum Amount We Can Deduct
Base Contract Charges
Cost of Insurance(1)	Monthly	Minimum: $0.000 per $1,000 on the net amount at risk (NAR).(4) Maximum: $83.333 per $1,000 on the NAR. Representative Insured:(2) $0.405 per $1,000 on the NAR.
Separate Account Charge	Monthly	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value
Net Policy Loan Interest	Policy Anniversary	Effective annual rate of 2% of the outstanding loan.(3)

(1)	Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s specifications page will indicate the guaranteed cost of insurance applicable to Your Policy. More detailed information concerning Your cost of insurance is available upon request..
(2)	Our representative Insured is a male, age 55 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The charge indicated is the rate We deduct for the first year cost of insurance charge.
(3)	The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to the Loan Account in Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit Your chosen Subaccount(s) and/or the Fixed Account interest at an effective annual rate of 4% for the amount maintained in the Loan Account. As a result, the net interest rate as a cost to You is 2% on any Policy loan.
(4)	NAR or Net Amount at Risk means the Variable Death Benefit at the beginning of the Policy month divided by the monthly interest factor indicated in the Policy Schedule, less the Total Accumulation Value at the beginning of the Policy Month before deduction of the Cost of Insurance for the current Policy Month.

The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that You may pay periodically during the time that You own the Policy. A complete list of underlying Funds available under the Policy, including their annual expenses, may be found at the back of this document.

Total Underlying Fund Expenses

	Minimum	Minimum
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.21%	1.14%

[1]	Underlying Fund expenses are as of 12/31/24, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

There are risks associated with investing in the Policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should be purchased only for the long-term. You therefore should carefully consider Your income and liquidity needs before purchasing a Policy. Thus, ownership of the Policy creates risk associated with holding an investment that is not completely liquid.

Constraints on Access to Your Cash Value

You can fully surrender Your Policy at any time, but a full surrender will terminate the Policy and all of its benefits. After the Policy has been in force for one year, You can take partial surrenders. The maximum partial surrender amount is the Policy’s unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of partial surrenders to three per Policy Year. Any Policy loan You take will incur interest and the amount taken as a loan will not participate in the investment performance of the variable investment options. Additionally, if You take a loan or partial surrender, there may be a decrease the Surrender Value and the Variable Death Benefit. The reduction would be in the same proportion as the partial surrender is to the Accumulation Value, and therefore the reduction could be greater than the amount surrendered.

Risk of Lapse

If Your Policy has an outstanding Policy loan, Your Policy will remain in force unless a Monthly Deduction exceeds the net Surrender Value. If the Monthly Deduction exceeds the net Surrender Value (“Default”), Your Policy may lapse, or end. In such case, to continue Your Policy in force, You will be required to pay the amount equal to the estimated amount needed to keep Your Policy in force for three months from the date of Default. If Your Policy lapses, it may not be reinstated. Withdrawals, fees and charges, loans (and associated loan interest) and poor investment performance can negatively affect net Surrender value, and increase the risk of Policy lapse.

Transfer Risk

Transfers in and out of the Fixed Account are limited to one transfer per year and transfers among the Subaccounts are limited to no more than six per year. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%. Because of these restrictions on transfers, You should realize that Policy value You have allocated to the Fixed Account and the Subaccounts can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying Fund or We determine the transfers reflect disruptive trading. Minimum transfer limits apply. Thus, ownership of the Policy involves certain restrictions on Your ability to make transfers.

Insurance Company Insolvency

It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet Our obligations under the Policy. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account and with Our ability to pay the death benefit. In general, note that all guarantees under the Policy are supported by Our general account and thus depend on Our financial strength and claims-paying ability.

Tax Consequences

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Because this Policy is generally a MEC under the tax code, Policy loans can have tax consequences. Adverse tax consequences can arise when You take a loan or partial surrender—please see Federal Income Tax Considerations later in this prospectus.

Cyber Security and Business Continuity Risks.

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to cybersecurity risks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data; interference with or denial of service; attacks on systems or websites; operational disruptions; and unauthorized release of confidential customer or business information. Cybersecurity risks affecting us, any third-party administrators, underlying funds, intermediaries, and service providers may adversely affect us and/or your Policy. For instance, systems failures and cyberattacks may interfere with our administration of the Policy, including order processing; impact our ability to calculate unit values or other Policy values; cause the release and possible destruction of confidential customer or business information; and/or subject us to regulatory fines, litigation, financial losses or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause your Policy to lose value. Financial services companies and their third-party service providers are increasingly the targets of cyberattacks. Although we undertake preventative and detective measures to protect our systems from cyberattacks, there can be no guarantee that we or our service providers will be able to detect, prevent, and/or avoid all cybersecurity incidents affecting Policy Owners in the future.

In addition to cybersecurity risks, we may also be exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. For example, such events could lead to delays in our processing of Policy transactions, including orders, and could negatively impact our ability to calculate unit values or other Policy values. They may also impact the issuers of securities in which the underlying funds invest, which may cause your Policy to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.

NASSAU LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06102-5056, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 8:30 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account E

We established Separate Account E on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). We segregate the assets of Separate Account E from Our general account assets (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our Separate Account reserves and other liabilities under the Policies and (2) additional assets derived from fees or charges We have deducted under the Policies. We cannot use the assets in Our Separate Account to satisfy any of Our other obligations. However, the assets We derive from Our fees or charges do not support the Policies, and We expect to transfer these assets to Our General Account. Before making such a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other businesses. We are obligated to pay all amounts promised to Policyowners under the Policies, even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund of the VIP Series or in the Goldman Sachs Government Money Market Fund at the net asset value. We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by simultaneously purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay out any such distributions to You.

The Fixed Account

The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn interest at an effective annual rate of at least 3.00%. We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However, any excess interest already credited to Your account is non-forfeitable.

You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account are registered as investment companies under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The Subaccounts

Each of the Subaccounts available under the Policy invests in a corresponding underlying Fund. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. The underlying Funds are not publicly traded and are offered only through the purchase of a Policy or another variable life policy or variable annuity contract issued by NNY or by other insurance companies or tax qualified plans. Although some of the Funds may have similar names, the same portfolio manager(s) and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE POLICY

HOW THE POLICY WORKS

The Policy is described as “variable” because the amount of Your death benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to the Policy’s Accumulation Value which is allocated to the Separate Account E Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Fixed Account. The death benefit is never less than the Guaranteed Minimum Death Benefit (adjusted for Policy loans and accrued loan interest). The discussion in this prospectus generally assumes that there have been no Policy loans. The death benefit and Accumulation Value, among other things, are affected if a Policy loan is made.

POLICY APPLICATION PROCESS

To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct “underwriting” to determine the designated Insured’s insurability and underwriting (insurance risk) classification. If Your application is approved, We will credit Your Policy with the initial premium and make the first Monthly Deduction on the date that the Policy is issued (the “Issue Date”). Until such time, Your initial premium is held, without earning interest, in Our General Account. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application or premium for any reason.

The Insured is covered under the Policy as of the Policy’s issue date. Conditional coverage may be available prior to the issuance of a Policy if all conditions set forth in the application are satisfied. The Policy requires an initial single premium. You have the option of making additional premium payments as described further below. If Your Policy does not have a Policy loan balance, it will stay in force until maturity at age 100 of the Insured for Policies issued before 10/1/2008 and at age 121 for Policies issued on and after 10/1/2008, unless You decide to surrender it. The portion of Your premiums that is allocated to the Subaccounts is used to purchase Accumulation Units of the Subaccounts.

We value Accumulation Units as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (“Business Day”).

PREMIUMS

Your Initial Premium

The initial premium You pay is determined by the initial Face Amount of insurance and the Insured’s age, sex and underwriting classification. There is a $5,000 minimum initial premium requirement for issue ages 0-14 and a $10,000 minimum initial premium requirement for issue ages 15 and above.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the Guaranteed Minimum Death Benefit exceeds the death benefit payable without such guarantee. In setting premium and cost of insurance rates, We take into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and an overall profit to Us from the Policies.

Optional Additional Premiums

Once each Policy Year, You may make one additional premium payment. The maximum allowable attained age to make additional premium payments is 95. The minimum amount is $500 and the maximum is 10% of the initial premium payment. However, the additional Face Amount of insurance purchased by additional premium payment(s) (as discussed below) cannot cause the total Face Amount of the Policy to exceed the Cumulative Face Amount Limitation of two times the initial Face Amount of the Policy.

Each additional premium purchases additional Face Amount of insurance at rates based on the Insured’s attained age at the time of the premium payment, and the Insured’s sex and underwriting class. A new schedule of Surrender Charges is associated with each additional premium. We may request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium paid. We will determine if We require such evidence and send You notice with all documents and other requirements within 15 days of Our receiving the additional premium.

If You have a loan balance, We apply premium payments We receive from You first to repay any loan balance. We apply any excess after repayment of any loan balance as an additional premium. Amounts We receive under the Grace Period or Reinstatement provisions of the Policy will be applied in the manner described in those provisions. Any required amount applied as an additional premium payment in such cases will not be subject to the premium limitations or the Cumulative Face Amount Limitation or any other limitation concerning payment of additional premiums, but will be counted against those limitations with respect to any future premium payments.

ALLOCATION OF PREMIUMS TO INVESTMENT OPTIONS

When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and the Fixed Account. Your allocations are subject to the following constraints:

1.	allocation percentages must be in whole numbers;

2.	allocation percentages must add to 100%; and

3.	the allocation percentage for the Fixed Account may not exceed 50%.

Subsequent premiums will be allocated according to Your allocation instructions on file, unless You request a change in Your allocation instructions. A change in the allocation percentages for future additional premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “Automated Subaccount Reallocation Option” for additional information.

The initial premium is credited to Your Policy on the Policy’s issue date. Subsequent additional premiums (if any) that You allocate to a Subaccount are credited to Your Policy based on the Subaccount’s Unit Value that is computed as of the end of the later of the Business Day on which We receive the payment or the Business Day that We receive any satisfactory evidence of insurability which We may require. If We receive the later of these after the end of a Business Day, the Unit Value computed as of the end of the next Business Day will be used.

Reallocating Among Investment Options

Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Accumulation Value by written notice, by telephone, or through participation in Our Systematic Transfer Option or participation in Our Automated Subaccount Reallocation Option.

Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Accumulation Value

You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of Your request or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period.

The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%. The “Unloaned Accumulation Value” is the Policy’s total Accumulation Value, excluding any amount that is being held in the Policy’s Loan Account as a result of any loans You have taken from the Policy.

We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account (see “Fees, Charges and Expenses”). The transfer fee, if applicable, is deducted from the Subaccounts and/or the Fixed Account in addition to and proportional with the amount transferred from each account, except that in the case of a 100% transfer from any account, the charge is deducted from the amount otherwise transferable.

A transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them. We may defer transfers under the conditions described under the section entitled “Payment and Deferment”.

Telephone Transfer Option

You may make transfers of the Accumulation Value among the Subaccounts as described above by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control, such as weather-related emergencies.

Systematic Transfer Option

You may request that a specified dollar amount of Accumulation Value be transferred from any one or more Subaccounts (the “originating account(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating account if and when the Accumulation Value in that Account is depleted. Such termination as to one originating account will not have the effect of increasing any amounts thereafter transferred from other originating accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. (See the section, “Transfer of Accumulation Value” above). However, We may impose a charge in the future for this option not to exceed $10. The systematic transfer option terminates if and when the Accumulation Value remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Allocation on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request. Upon reallocation, the amount of Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:

1. the allocation percentage You have specified for that Subaccount; divided by

2. the sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your Premium Allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Accumulation Value” in this section. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We may impose a charge for this option in the future not to exceed $10.

A transfer of Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently reelect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option by giving You 31 days written notice.

What are Our Policies on Frequent Reallocations Among Subaccounts?

The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six transfers between two or more Subaccounts in any 12-month period, not including transfers pursuant to the Systematic and Automatic Transfer Options discussed above. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail. As described in the Fund prospectuses, the Funds have policies and procedures to detect, deter and prevent frequent trading, and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT

The death benefit is the amount We pay to the named beneficiary upon the death of the Insured. The death benefit is the greater of the Guaranteed Minimum Death Benefit or the Variable Death Benefit, as described below. We reduce the death benefit to reflect any Policy loan and loan interest. Any partial surrenders also reduce the Guaranteed Minimum Death Benefit in the manner described below and (because they will also reduce the Accumulation Value used to compute the Variable Death Benefit) partial surrenders will reduce the Variable Death Benefit.

Generally, We pay the death benefit within seven days after We receive all claim requirements at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2 1⁄2%, but may be increased. If the Policy’s death benefit exceeds $1,000, the proceeds can be applied to a settlement option. Prior to the Insured’s death, the Policyowner can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us. The settlement options are described later in this prospectus.

Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit on the issue date of Your Policy is equal to the initial premium. Thereafter, the Guaranteed Minimum Death Benefit is increased by the amount of any additional premium paid and is proportionally decreased by any partial surrender of Accumulation Value. The proportion by which the Guaranteed Minimum Death Benefit is decreased in that case is the same proportion as the amount of Accumulation Value surrendered bears to the total Accumulation Value prior to such surrender.

Should Your Policy lapse and be reinstated, the Guaranteed Minimum Death Benefit will be the same as on the date of Default, increased by any amounts applied as a required additional premium payment. See “Reinstatement” for additional information.

Variable Death Benefit

The Variable Death Benefit at any time is equal to the total Accumulation Value divided by the net single premium per dollar of insurance, as discussed further below. Because the Variable Death Benefit is based in part on the amount of a Policy’s Accumulation Value, a higher Accumulation Value at a given time will result in a higher Variable Death Benefit than would a lower Accumulation Value under the same Policy at the same time. Therefore, anything that increases Your Policy’s Accumulation Value (such as additional premiums that You pay or favorable returns from the investment options You select) will tend to increase the amount of the Variable Death Benefit. On the other hand, anything that decreases Your Policy’s Accumulation Value (such as partial surrender, poor performance in the investment options You select, or the charges and expenses to which Your Policy is subject) will tend to decrease the amount of the Variable Death Benefit.

The Policy contains a schedule of the net single premiums per dollar of insurance that will apply at each age that the Insured attains during the life of the Policy. (Although the Table in the Policy sets forth the net single premiums per dollar of insurance only at one-year intervals, “interpolated” numbers are used to reflect the actual time during the Policy Year when an Insured dies.) Also, the value shown in the illustration that You receive with Your Policy will, to the extent relevant, reflect the operation of the net single premium per dollar amount of insurance under Your Policy. If You wish further information, please contact Your representative.

The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid-up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 1980 Commissioners Standard Ordinary Mortality (CSO) Table for the Insured’s sex and smoking status for Policies issued before 10/1/2008 and the 2001 CSO Table for Policies issued on and after 10/1/2008 for the Insured’s sex and smoking status, and assuming a 4% rate of interest.

A Policy with a lower net single premium per dollar of insurance will have a higher Variable Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.

The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that Your Policy is in force, the Variable Death Benefit will be smaller in relation to the Policy’s Accumulation Value than it was the year before. This will tend to offset any increases in the Variable Death Benefit that would otherwise result from any increase in Your Policy’s Accumulation Value over time and to accentuate any decreases in the Variable Death Benefit that would otherwise result from any decrease in Your Policy’s Accumulation Value over time.

Other Benefits Available Under The Policy

In addition to the standard death benefit associated with Your Policy, other standard benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations

Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount Accumulation Value from any one or more Subaccounts to any one or more other Subaccounts	Standard	• Minimum transfer amount is $100 • Not available for the Fixed Account • Program transfers do not count toward annual transfer limit • Program may be discontinued or modified in the future

Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Payment allocation	Standard

•        Not available for the Fixed Account

•        A transfer request made while this option is in effect cancels enrollment

•        Program transfers do not count toward annual transfer limit

•        Program may be discontinued or modified in the future

Policy Loan	Loan feature allows You to take loans, using Policy value as collateral	Standard

•        We deduct the amount of any outstanding loans plus any accrued loan interest before We calculate the death benefit and net Surrender Value

•        Amounts taken as a Policy loan:

(a)   do not participate in the performance of the variable investment options;

(b)   may reduce the Policy value, net Surrender Value and death benefit;

(c)   may increase the risk of lapse; and

(d)   may have tax consequences.

ACCUMULATION VALUE

Determining Your Accumulation Value

The Accumulation Value You have in Your Policy varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value which You have allocated to the Fixed Account. The total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account, and the Loan Account.

Fixed Account Accumulation Value

On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial premium, less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account. The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:

1.	The Fixed Account Accumulation Value on the previous Monthly Deduction Date; plus the sum of the following transactions that have occurred since the last Monthly Deduction Date;

2.	any additional premiums allocated to the Fixed Account;

3.	any transfers into the Fixed Account, including transfers due to the repayment of a loan;

4.	interest accrued on the Fixed Account Accumulation Value;

less	the sum of the following transactions that have occurred since the last Monthly Deduction Date;

1.	the portion of the Monthly Deduction for the current Policy month allocated to the Fixed Account;

2.	any transfers out of the Fixed Account, including transfers due to the making of a loan; and

3.	any partial surrenders allocated to the Fixed Account.

Loan Account Accumulation Value

If You have not taken any Policy loans, Your Loan Account value is zero. The Loan Account Accumulation Value is equal to the amount of Your loan(s) minus any loan repayments plus accrued interest. The balance in the Loan Account is credited with interest at an effective annual rate of 4%.

Subaccount Accumulation Value

The Accumulation Value in each Subaccount at any time is equal to the number of units a Policy has in the Subaccount, multiplied by the Subaccount’s Unit Value. Amounts You allocate to or transfer into a Subaccount are used to purchase units in the Subaccount. We redeem units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of units are referred to as “Policy Transactions”. These Policy Transactions include the portion of premium payments, full or partial surrenders, loans or loan repayments, and the Monthly Deduction, allocated to the Subaccounts. They also include transfers into or out of a Subaccount.

The number of units a Policy has in a Subaccount at any time is equal to the number of units purchased minus the number of units redeemed in the Subaccount up until that time. The number of units purchased or redeemed as a result of a Policy transaction is equal to the dollar amount of the Policy transaction divided by the Subaccount’s Unit Value on the date of the Policy transaction.

Unit Values are determined as of the end of each Business Day. The Unit Values that apply to a Policy transaction made on a Business Day are the Unit Values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Business Day, it is processed based on the Unit Values as of the end of the next Business Day. The Unit Value of a Subaccount on any Business Day is equal to the Unit Value on the previous Business Day, multiplied by the net investment factor for that Business Day.

The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b), where:

(a)	is the net asset value per share of the Fund in which the Subaccount invests at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Business Day, less the per share amount of any taxes deducted by Us; and

(b)	is the net asset value per share of the designated portfolio of the Fund on the previous Business Day. The net asset value of a Fund’s shares is the value reported to Us by the Fund’s investment advisor.

The Policy offers the possibility of increased Accumulation Value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the Accumulation Value to decline. You bear all the investment risk for that portion of Your Accumulation Value allocated to the Subaccounts.

Deduction of Cost of Insurance Protection from Accumulation Value

Your Accumulation Value reflects a monthly charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit.

We determine the current Cost of Insurance Charge by multiplying the Policy’s total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value as of the date of the deduction. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk, as discussed below. This could enable Us to deduct more cost of insurance charges than would Our current method. We allocate this charge to the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each of the Subaccounts and/or the Fixed Account bears to the sum of the Accumulation Values in the Subaccounts and/or Fixed Account respectively.

Regardless of what method We use for computing the charge, the Cost of Insurance Charge for any month will never exceed the guaranteed monthly maximum Cost of Insurance Rate multiplied by the Net Amount at Risk (as defined in the Policy) on the date of the deduction. The guaranteed monthly maximum Cost of Insurance rates are based on the 1980 CSO Table for the sex and smoking status of the Insured for Policies issued before 10/1/2008. The guaranteed monthly maximum Cost of Insurance rates are based on the 2001 CSO Table for the sex and smoking status of the Insured for Policies issued on and after 10/1/2008.

We currently charge monthly Cost of Insurance rates that are generally less than the Guaranteed Maximum Monthly Cost of Insurance rates. We may change Cost of Insurance rates based on expectations of future experience. If We make such a change, it will apply to all insureds who have the same age at issue, date of issue, sex and underwriting classification. We will review Our current cost of insurance rates for the Policies at least once every five years. We will also review such rates for outstanding Policies in any year in which rates are changed for new Policies on the same form.

We will not change the Cost of Insurance rates because of any change in the Insured’s health, occupation, or avocation. Each Policy contains a schedule of the Maximum Guaranteed Cost of Insurance rates. Also, the values shown in the illustration that You receive with Your Policy will reflect the operation of the cost of insurance rates under the Policy, both on a current charge basis and a guaranteed maximum charge basis. If You wish further information, please contact Your representative. We currently charge the same Cost of Insurance rate, in certain cases, across different ages and different underwriting classifications. We may charge different rates in the future for such ages and underwriting classifications.

SURRENDERS

Total Surrenders

You can surrender the Policy for its net Surrender Value at any time while the Insured is living. The Policy’s net Surrender Value is its Accumulation Value, less the amount of any applicable Surrender Charge and less the amount of any outstanding Policy loan balance and accrued interest. If You request a total surrender, it will be effective on the Business Day that We receive both the Policy and a written request at Our Administrative Office. We calculate the amount of the Surrender Charge as explained in the “ Fees, Charges and Expenses” section of this prospectus.

The amount of any full or partial surrender in excess of the Preferred Surrender Amount is subject to the surrender charge percentage schedule. You may elect to receive Your Surrender Value:

1.	paid to You in one sum; or

2.	applied under a settlement option You elect.

We may defer sending the surrender amount under the conditions described in “Payment and Deferment”.

Partial Surrender of Accumulation Value

After the Policy has been in force for one year, You can take partial surrenders. The partial surrender will be effective on the Business Day We receive Your request. The minimum partial surrender amount is $500. The maximum partial surrender amount is the Policy’s Unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of partial surrenders to three per Policy year.

The amount of the partial surrender is deducted from the Policy’s Accumulation Value. Unless You instruct Us otherwise, We withdraw the partial surrender from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the sum of the Accumulation Values in these Accounts. The amount of the partial surrender in excess of the Preferred Surrender Amount is subject to a Surrender Charge which is determined as described under “Fees, Charges and Expenses”.

The Guaranteed Minimum Death Benefit is decreased by the proportion that the amount of any partial surrender of Accumulation Value bears to the total Accumulation Value prior to such surrender.

We charge $25 to process each partial surrender. We deduct this charge from the Accumulation Value remaining after the partial surrender. To the extent there is a balance remaining, the charge is deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the total Accumulation Value prior to the partial surrender. Any portion of this charge that cannot be assessed due to insufficient value in any account is allocated proportionally to the balances in the remaining accounts. We may limit the number of partial surrenders in any Policy year to three. We will usually pay the Surrender Value within seven days. However, We may delay payment under certain circumstances described under “Payment and Deferment”. You should be aware that any full or partial surrender will have tax consequences. See “TAX INFORMATION.” We may deduct withholding taxes from the Surrender Value.

POLICY LOANS

You may borrow from the Accumulation Value of Your Policy. Because this Policy is generally a MEC under the tax code, Policy loans can have tax consequences. Therefore, You should consult a tax adviser before taking a loan. You may borrow up to 75% of the Surrender Value during the first three Policy years, or 90% of the Surrender Value after the first three Policy years.

Your Policy is assigned to Us as sole security. (The “Surrender Value” is the Accumulation Value, less any then-applicable surrender charge.) If Your Policy is continuing in force as Guaranteed Paid-Up Insurance, the Loan Value will be the Surrender Value on the next Policy Anniversary, less interest at the Policy Loan Interest Rate to the next Policy anniversary.

The smallest loan that may be made is $500, or the loan amount available, if less. A Policy loan may be repaid in full or in part. The loan repayment may not be less than $100, or the loan balance, if less. If You have a loan balance, We apply any amount We receive from You first to repay any loan balance with any excess applied as an additional premium. We may defer loan proceeds under certain conditions described under “Payment and Deferment”.

Interest on Policy loans accrues daily at an effective annual interest rate of 6%. Interest is due and payable at the end of each Policy year. When a Policy loan is made, a part of the Accumulation Value is transferred from the Subaccounts and/or the Fixed Account to the Loan Account. Conversely, when a loan repayment is made, a portion of the Accumulation Value in the Loan Account equal to the amount of the loan repayment is transferred back into the Subaccounts and the Fixed Account, if applicable.

On the first Business Day of each Policy year, and at the time a loan is taken or repaid, a Policy loan is made for any loan interest accrued and unpaid as of that time, and a corresponding transfer of Accumulation Value into the Loan Account is made. Amounts that are transferred into the Loan Account no longer earn the rates of return applicable to the originating accounts. Instead, they are credited with interest at an effective annual rate of 4%, during the period the loan is outstanding. Therefore, any Policy loan will permanently affect the Surrender Value and the Variable Death Benefit, whether or not repaid in whole or in part.

Policy loans are allocated among the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value then in each. Loan repayments and loan balancing transfers will be allocated among the Subaccounts and/or Fixed Account using the Premium allocation percentages then in effect. We subtract the amount of any outstanding loan plus accrued interest from any death benefit or any proceeds from a total surrender that We pay or from the amount applied to a settlement option.

If on any Monthly Deduction Date, Your outstanding loan with accrued interest ever equals or exceeds the Policy’s Surrender Value, We mail notice of such event (called a default) to You and any assignee, provided We have received notice of assignment, at the last known address within 30 days. The Policy terminates 61 days after the date of default. The Policy does not terminate if You make the required payment referred to below under “Grace Period” within that 61-day period.

SETTLEMENT OPTIONS

Upon death of the Insured or total surrender, You or Your beneficiary may elect to apply all or a portion of the proceeds under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in an annual payment of at least $50.00. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. There are no withdrawal rights under the settlement options, except for the Proceeds Left at Interest option. NNY may allow withdrawal of the present value of income payments under non-life contingent settlement options at its discretion. Federal tax consequences may vary depending on the settlement option chosen. You should consult a tax adviser prior to selecting a settlement option. The settlement options are as follows:

Proceeds Left at Interest

Proceeds left with Us to accumulate for any period agreed on, with interest payable at a rate of 2 1⁄2% per year, which may be increased by additional interest, in Our sole discretion.

Payment of a Designated Amount

Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted. Whether any such additional interest would be paid would be solely within Our discretion.

Payment for a Designated Number of Years

Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.

Life Income, Guaranteed Period

Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.

Life Income, Guaranteed Return

The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only

Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

The terms and conditions of the payment options are described in more detail in the Policy. Also, We may make other payment options available in Our sole discretion. When a payment option goes into effect, We will issue a separate payment contract that will contain additional terms and conditions applicable to the payment option selected. You may obtain additional information in this regard from Your representative.

OTHER PROVISIONS

Age and Sex

If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex. For purposes of the Policy and this prospectus, references to the Insured’s age are to the “issue age” set forth in the Policy, plus the number of complete years elapsed since the Policy’s issue date.

Ownership

You may change the Ownership of this Policy. A change in Ownership will take effect on the date the change is signed by the previous Owner. However, any Policy transactions processed by Us prior to Us receiving notice of the change of Ownership will not be affected.

We will send all communications to the last address We have on record for the Owner. Therefore, You should send Us notice of any change in Your address. If a Policy has more than one Owner (i.e., there are joint owners of record), references in this prospectus to the Owner or to “You” and “Your” refer to such owners jointly. All joint Owners must join in any request, election or other exercise of rights under a Policy.

Assignment

You may assign ownership rights under Your Policy from Yourself to someone else. However, the Assignment is not binding on Us unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any Assignment. Unless otherwise provided in the Assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the Assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the entity, person or persons You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation during the Insured’s lifetime. A change in beneficiary will take effect on the date the request is signed by You. However, any Policy Transactions processed by Us prior to Our receiving notice of the change of beneficiary will not be affected. If a beneficiary dies while the Insured is still living that beneficiary’s interest will pass to any remaining beneficiary, unless You make a new beneficiary designation. If no beneficiary is living at the time an Insured dies, the death proceeds will be paid to You or, if You are deceased, to Your estate.

Right to Examine

You have a period of time to review Your Policy and cancel it for a return of the premium paid. The duration and terms of the “right to examine” period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.

Default

If Your Policy has an outstanding Policy loan, it goes into Default on any Monthly Deduction Date on which the Monthly Deduction exceeds the net Surrender Value. We will send You a Notice of Lapse within 30 days of Default. The Policy lapses, and thereby terminates without value, 61 days following the date of Default, as described under “Grace Period” below. A Policy that has lapsed may later be reinstated, subject to among other things, evidence of the Insured’s continuing insurability. See “Reinstatement”.

If Your Policy does not have a loan balance, it continues in force even if the Monthly Deduction exceeds the net Surrender Value. During this time, Monthly Deductions continue to be deducted until the remaining Accumulation Value is insufficient to cover such Deduction, the Policy’s Accumulation Value is maintained as negative values and the Policy’s Death Benefit provision remains in effect. This means that the Policy will only have a positive Accumulation Value to the extent that You pay an additional premium amount that exceeds the amount necessary to pay the accrued undeducted charges.

Guaranteed Paid-Up Insurance Option

You have the option to elect Guaranteed Paid-Up Insurance by giving notice to Us. You will no longer have the option to pay any additional premiums. We calculate the amount of Guaranteed Paid-Up Insurance using the net Surrender Value of Your Policy as a net single premium based on the age of the Insured at the time You elect this option.

You can choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above. When You elect this option for Guaranteed Paid-Up Insurance, the Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account. Subsequently, Your insurance benefits will not vary with the investment return. Once in Our General Account, the assets from the Accumulation Value in the Subaccounts and/or Fixed Account will be subject to general liabilities from Our business operations and to claims by Our general creditors.

Once You elect this option, You can surrender Your Guaranteed Paid-Up Insurance at any time for its Net Surrender Value. In determining that value, Surrender Charges will not apply. Your surrender request is effective on the date We receive Your notice and the Policy.

Exchange Privilege

The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured’s life. The exchange privilege is available:

•	within the first 18 months after the Policy’s issue date, or

•	if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy. It also has the same issue date and risk classification for the Insured as the Policy does. We will base premiums for the new policy on the premium rates for the new policy that were in effect on the new policy issue date.

In some cases, We may adjust the cash value on exchanges. The adjustment equals the Policy’s Surrender Value minus the new policy’s Surrender Value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Grace Period

Within 30 days following Default, We will notify You of the amount required to prevent termination of Your Policy. We will also notify any assignee of record. Your Policy lapses, and thereby terminates without value, 61 days following the date of Default, unless We receive the required amount by such time. The death benefit payable during the grace period equals the death benefit in effect on the date of Default, less the required amount computed as of that date.

To continue Your Policy in force, You will be required to pay the amount equal to the estimated amount needed to keep Your Policy in force for three months from the date of Default. Any amounts received are applied as a loan repayment, to the extent of any outstanding loan balance, with the excess applied as an additional premium.

Incontestability

We will not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue. We will not contest the validity of any increase in Face Amount that was subject to evidence of insurability after such increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. In particular, We can make any change or take any action We deem necessary in order for a Policy to continue to be treated as life insurance for federal income tax purposes. This could include, for example, refusing a partial surrender request or additional premium payment, revising a Policy’s schedule of net single premiums per dollar amount of insurance, requiring You to pay additional premiums, or making distributions to You from the Policy.

We may add or delete Subaccounts of Separate Account E or any other separate account as investment options under Your Policy. We may also make changes in, combine or reorganize, any of the Subaccounts. We may also replace any Fund with any other Fund or any other investment company or investment medium. We may also cause Separate Account E to terminate its registration under the 1940 Act, if at any time that is legally permitted.

It is not possible to foresee all of the reasons why We might make any changes such as those discussed in the preceding paragraph. Nevertheless, such reasons could include responding to any change in the investment program of any Fund; responding to any reorganization or liquidation of a Fund; terminating or replacing any investment option that has become unsuitable for any Policy; providing a more attractive selection of investment options to Policyowners, consistent with maintaining Our administration costs within reasonable limits; eliminating investment options in which Policyowners have evidenced limited interest; responding to a change in an investment adviser of a Fund or a change in control of any such adviser; and achieving administrative efficiencies that may benefit Us or Policyowners.

We will provide Policyowners with notice of any change that is material to them, but in the case of most of the changes discussed above, Policyowner agreement or approval would not be required. In some cases, regulatory approval or notice would be required. For example, as long as Separate Account E remains registered under the 1940 Act, current law requires, in many cases, that the SEC approve in advance the substitution of shares of any other Fund or investment company for the Fund shares in which any Subaccount invests.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ, from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics. We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment and Deferment

We will usually pay the death benefit, partial or full Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment:

1.	if a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear); or

2.	during any period:

•	The New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings,

•	Trading on the NYSE, as determined by the SEC, is restricted,

•	An emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

•	The SEC may by order permit for the protection of security holders.

Under a Policy continued as Guaranteed Paid-Up insurance or with respect to values held in the Fixed Account, We may defer the payment of the full or partial Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We pay interest at a rate of not less than 2.5% per year on the Surrender Value. We pay the interest from the date of surrender to the date We make payment.

Non-Participating Policy

This Policy does not provide for dividend payments. Therefore, it is “non-participating” in the earnings of NNY.

Policy Months, Years and Anniversaries

We measure Policy months, years and anniversaries from the date of issue of the Policy, which is generally the date on which We approve the application. Each Policy year commences on the anniversary of the date of issue.

Reinstatement

You may request reinstatement of a Policy that You did not surrender for its Surrender Value, within three years from the date of Default, in accordance with the Policy. You may not reinstate a Policy if You previously elected the Guaranteed Paid-Up Insurance Option. The conditions that You must meet to reinstate a Policy, and the amounts that You have to pay, are set forth in the Policy. We have two years from the effective date of reinstatement to contest the truth of statements or representations in Your application for reinstatement.

Suicide

If the Insured commits suicide within two years from the Policy’s issue date, Our liability is limited to all premiums paid, less any indebtedness. If the Insured commits suicide within two years of an increase in Face Amount that was subject to evidence of insurability, the following adjustments are reflected in the death proceeds:

1.	the Variable Death Benefit is reduced by one minus the ratio of the Variable Death Benefit immediately preceding the increase to the Variable Death Benefit immediately following the increase; and

2.	the premium paid at the time of the increase in Face Amount is refunded and is not reflected in the Minimum Guaranteed Death Benefit.

Valuation of Assets

We determine the Unit Values of the Subaccounts of Separate Account E and the Fixed Account as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the Unit Values will be determined as of the time of the closing. We value the shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

Processing Transactions

Generally, Your transaction requests (such as loan repayments, transfers and reallocation requests) will be processed as of the Business Day We receive them, if We receive them at Our Administrative Office in Good Order (i.e., in form and substance acceptable to Us) before the close of business on that day (generally 4 p.m. Eastern Time). If Your transaction request is received at Our Administrative Office in Good Order after the close of a Business Day, it will be deemed received and processed on the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

FEES, CHARGES AND EXPENSES

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of the Separate Account Charge, the Transfer Fee or the Partial Surrender Fee. The discussion that follows, as well as the names given to certain charges, indicate the principal purpose of the fees. Nevertheless, the revenues from these charges may be used by Us for any purpose, including a purpose for which another charge is imposed, or retained by Us as a profit.

Transaction Fees

We charge fees for certain transactions as indicated below.

Transfer Fee

We charge a transfer fee of $10 for each transfer of Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, in excess of four per Policy Year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Partial Surrender Fee

We charge a $25 fee to process each partial surrender.

Surrender Charge

We deduct a Surrender Charge from the amount of full or partial surrenders of Accumulation Value to the extent they exceed the Preferred Surrender Amount. The Preferred Surrender Amount is equal to the greater of (a) or (b), where:

(a) is equal to:

1.	the Accumulation Value on the date of any full or partial surrender; less

2.	the total of the Adjusted Premiums, which is the total premiums paid (other than those to which previous prior partial surrenders have been allocated); and

(b)	is equal to 10% of the total of the Adjusted Premiums at the beginning of the Policy Year, less any partial surrenders previously made in the same Policy Year.

The Surrender Charge is a percentage of the surrender that exceeds the Preferred Surrender Amount (“the Adjusted Surrender Amount”). The percentage declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the premium payment as shown in the table below.

	For Policies Issued Before 10/1/2008 Insured’s Age on Date of Premium Payment
Number of Years from Effective Date of Premium to Date of Surrender	Ages 0-49	Ages 50-59	Ages 60-69	Ages 70-80	Ages 8 1-85	Ages 86-95
Less than 1	9.5%	8.5%	7.0%	6.0%	5.0%	0.0%
1-2	8.0%	7.0%	6.0%	4.5%	4.0%	0.0%
2-3	7.0%	6.0%	5.0%	4.0%	3.0%	0.0%
3-4	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
4-5	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
5-6	4.0%	3.0%	2.0%	1.0%	0.0%	0.0%
6-7	3.0%	2.0%	1.0%	0.0%	0.0%	0.0%
7-8	2.0%	1.0%	0.0%	0.0%	0.0%	0.0%
8-9	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%
More than 9	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

	For Policies Issued On and After 10/1/2008 Insured’s Age on Date of Premium Payment
Number of Years from Effective Date of Premium to Date of Surrender	Ages 0-20	Ages 21-30	Ages 31-70	Ages 71-80	Ages 81-85	Ages 86-95
Less than 1	9.00%	8.00%	7.00%	6.00%	5.00%	0.00%
1-2	8.00%	7.00%	6.25%	4.50%	4.00%	0.00%
2-3	7.00%	6.00%	5.75%	4.00%	3.00%	0.00%
3-4	6.00%	5.00%	5.00%	3.00%	2.00%	0.00%
4-5	5.00%	4.00%	4.00%	2.00%	1.00%	0.00%
5-6	4.00%	3.00%	3.00%	1.00%	0.00%	0.00%
6-7	3.00%	2.00%	2.00%	0.00%	0.00%	0.00%
7-8	2.00%	1.00%	1.00%	0.00%	0.00%	0.00%
8-9	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
More than 9	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

We apply the Surrender Charge to the Adjusted Surrender Amount in the following order: first against the most recent additional premiums which are still in effect, in the reverse order in which the additional premiums were received; and, then against any of the initial premium which is still in effect. A partial surrender reduces Your Accumulation Value. It also reduces the Guaranteed Minimum Death Benefit of Your Policy in the proportion that the total amount of the surrender bears to the total Accumulation Value of the Policy immediately prior to the surrender.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE

Cost of Insurance Protection Charge

We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. We determine the current Cost of Insurance Charge by multiplying the total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk. This Cost of Insurance Rate is based upon Your age, sex and underwriting classification (See “Deduction of Cost of Insurance Protection from Accumulation Value”). We expect to make a profit from this charge.

For policies issued before 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:

•	minimum: 0.00%;

•	maximum: 0.19%;

•	standard case: 0.06%.

For policies issued on and after 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:

•	minimum: 0.00%;

•	maximum: 0.24%;

•	standard case: 0.05%

The representative Insured referred to above is a male, age 55 at the Policy issue date, and in Our standard non-tobacco user underwriting class. The rate shown is for the first Policy year. We have the right to increase the charges shown, but not above the guaranteed maximum rates set forth in the Policy.

Separate Account Charge

We deduct from the Subaccount assets attributable to Your Policy a monthly charge to defray administrative and sales expenses and to compensate Us for certain mortality and expense risks that We assume. We compute the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value attributable to Your Policy. The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated. In that case, We will not receive enough from premiums and other charges to compensate Us for the death benefit We must pay. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated and based Our other charges on.

Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary.

The Policy loan interest rate is 6%. However, We credit You interest on amounts held in the Loan Account at an effective annual rate of 4%. As a result, the net interest rate as a cost to You is 2%.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the funds are described in the prospectuses for the funds.

We begin to accrue and deduct all of the above charges and premiums on a Policy’s issue date. If a Monthly Deduction Date is not a Business Day, the Policy’s monthly deduction will be made as of the end of the next Business Day.

DISTRIBUTION OF THE POLICY

The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We may pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. We pay commissions of 7.18% on premiums paid during the first Policy year and 0% on premiums paid thereafter. No other sales compensation is paid with respect to any other Policyowner transactions under the Policy. After the first Policy year, We may also pay Cetera an amount equal to 0.15% of a Policy’s Accumulation Value on an annual basis.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Policy does not assess a front-end sales charge, so You do not directly pay for the sales and distribution expenses of NNY when You make a premium payment. You indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the separate account charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies. Depending on when You made Your last premium payment, Your Policy may be subject to a Surrender Charge if You fully or partially surrender the Policy. See “FEES, CHARGES AND EXPENSES—Surrender Charge” under “DESCRIPTION OF THE POLICY.” Proceeds received by NNY from any Surrender Charges imposed under the Policy may be used to reimburse NNY for sales and distribution expenses.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non- U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively.

The discussion is very general in nature. It does not cover all of the relevant federal tax law considerations and it does not address all of the details of the considerations that it does cover. Therefore, the below discussion is intended only to provide a general overview rather than to serve as a basis for a decision about whether to purchase a Policy or take any other action with respect to a Policy. For such advice, You should consult a qualified tax adviser. We strongly recommend that You obtain such advice prior to taking any such action.

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

•	the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

•	the growth of the Accumulation Value of the Policy, if any, that is attributable to the investments in the Subaccounts and the Fixed Account (known as the “inside build-up”) will not be subject to federal income tax, unless and until there is a distribution from the Policy (Policy loan and/or full or partial surrender); and

•	transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

We have designed the Policy to be a MEC for federal income tax purposes. As a result, any loan, partial withdrawal, Assignment, pledge, lapse or surrender (a “Policy transaction”) by You is taxable to You to the extent there are gains in the Policy, and if the Policy transaction occurs before the age of 59 1⁄2, a 10% penalty tax will also apply to any such taxable amounts, unless You qualify for one of the exceptions.

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy that is not a MEC becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable distributions that are made from a MEC prior to age 59 1⁄2 are subject to an additional 10% penalty. If a Policy is a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one policy under the MEC rules.

It is possible that a Policy that is issued in exchange for another insurance Policy that is not a MEC will not be treated as a MEC. If You are considering such an exchange, You should first consult with Your tax counsel concerning the tax treatment of such a Policy.

Whether or not a Policy is a MEC, if the Policy lapses after a Grace Period, the amount of any loan balance that You do not repay will, for federal income tax purposes, be treated as a distribution to You. That amount, therefore, may be subject to federal income tax (and, in the case of a MEC, tax penalties may apply), in the manner and to the extent discussed above for other distributions from a Policy.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are responsible for any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The Code provides an exemption for purposes of the GSTT. The Code provides an exemption to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances.

Certain Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E. Based upon this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account E. We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account E. We may, however, assess Separate Account E for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts. In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount of Separate Account E to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein.

Each of the Funds available under the Policy sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantages resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund or funds for the Fund. In order for the Policies to continue to be treated as life insurance for federal income tax purposes, the Funds must limit the availability of their shares to certain types of purchasers. For example, if a variable annuity contract participating in a Fund does not qualify as life insurance or as an annuity for federal income tax purposes, Policies investing in that Fund could, as a result, also cease to be taxed as life insurance.

If Your Policy were to ever fail to qualify for taxation as a life insurance contract as discussed above, You would generally be subject to current federal income tax on any net income and gains of the Subaccounts in which You have Accumulation Value, and the Policy’s death benefit proceeds would lose their income tax-free status. These tax consequences would apply for the period of the failure and could continue for as long as Your Policy remains in force. This, however, is a risk that is also common to most other variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS

Because Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any such shareholders meeting as follows:

•	shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

•	shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no other shares held by Policyholders in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Policy’s Accumulation Value in that Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

NASSAU LIFE (NNY) – LEGAL PROCEEDINGS

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation:

The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification, which it later voluntarily dismissed. Oral argument was heard on FLIAC’s appeal on January 14, 2025. The Ninth Circuit thereafter filed its Opinion on April 1, 2025, affirming in part and reversing in part the district court’s grant of summary judgment as to the declaratory relief claim. FLIAC does not intend to move for rehearing, and Plaintiff has until May 15, 2025 to move for rehearing. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company. The Court entered an order granting the stay on April 3, 2024. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

REPORTS

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks high current income.	Macquarie VIP Fund for Income Series – Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.75%*	6.53%	3.97%	4.52%
Seeks long-term growth of capital and current income.	Macquarie VIP Growth and Income Series - Delaware Management Company Macquarie Investment Management Global Limited	0.68%*	5.71%	10.31%	8.78%
Seeks to provide capital growth and appreciation.	Macquarie VIP International Core Equity Series - Dela ware Management Company Macquarie Investment Management Global Limited	0.86%*	0.00%	0.00%	0.00%
Seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Macquarie VIP Investment Grade Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63%*	2.85%	0.39%	2.08%

A-1

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks current income consistent with low volatility of principal.	Macquarie VIP Limited Duration Bond Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.54%*	4.23%	1.63%	1.33%
Seeks long-term capital growth.	Macquarie VIP Opportunity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.83%*	14.63%	9.44%	8.25%
Seeks long-term growth of capital.	Macquarie VIP Growth Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.75%	23.41%	17.72%	14.45%
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Macquarie VIP Total Return Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.85%*	10.81%	5.56%	5.37%
Seeks capital appreciation.	Macquarie VIP Small Cap Value Series - Delaware Management Company Macquarie Investment Management Global Limited	0.74%	11.32%	7.15%	7.60%
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund (Institutional Class) – Goldman Sachs Asset Management, L.P.	0.18%*	5.16%	2.42%	1.70%

*This Fund’s annual expenses reflect temporary fee reductions.

A-2

To learn more about the Policy, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2025. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier C000221954

FIRST INVESTORS LIFE SEPARATE

ACCOUNT E INDIVIDUAL VARIABLE LIFE

INSURANCE POLICIES OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2025

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (8:30 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Nassau Life Insurance Company through First Investors Life Separate Account E (“Separate Account E” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office, or by visiting Our website at www.nfg.com. Separate Account E currently funds two individual variable life insurance policies: Variable Universal Life, a flexible premium adjustable variable life insurance policy (“VUL”) with a prospectus dated May 1, 2025 and Single Premium Variable Life Insurance Policy, a modified single premium variable life insurance policy (“SPVL”) with a prospectus dated May 1, 2025.

Unless otherwise noted, the terms used in this SAI have the same meanings as in the prospectuses.

i

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a s#tock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Policies. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Policies.

Separate Account Assets. Separate Account E was established on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E’s assets are segregated from the assets of NNY, and that portion of Separate Account E’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of NNY. Separate Account E is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, Two Financial Center, 60 South Street, Boston Massachusetts 02111, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Policies. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Policies for new sales, but owners of existing Policies may continue to make additional premium payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

For the fiscal years ended December 31, 2022, 2023, and 2024, 1851 received underwriting commissions of $419,760, $360,642, and $340,635 respectively, in connection with the Variable Universal Life Policy and $0, $0, and $0, respectively, in connection with the SPVL Modified Single Premium Variable Life Insurance Policy.

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

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Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid
2022	$15,706.20
2023	$17,040.24
2024	$20,555.21

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

OTHER INFORMATION

Reports. At least once each Policy year, NNY mails a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to Us. The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation. NNY is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). NNY files an annual statement in a prescribed form with the Department each year covering Our operations for the preceding year and Our financial condition as of the end of such year. Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of Our operations periodically. The Department does not engage in any supervision of Our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. NNY also is subject to regulation under the insurance laws of other jurisdictions in which NNY may operate.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00. The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value. The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

2

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a) is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes charged by Us.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY should be considered only as bearing upon NNY’s ability to meet its obligations to Policyowners under the Policies, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Separate Account E as of December 31, 2024 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, are incorporated herein by reference from the registrant's N-VPFS filing, filed with the Securities and Exchange Commission on April 25, 2025 (File No. 811-21742), and have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

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APPENDIX I

EXAMPLE A

Formula and Illustration for Determining

the Net Investment Factor of a Subaccount

of Separate Account E

Net Investment Factor =	A+ B
C

Where:
A = The Net Asset Value of a Fund share as of the end of the current Valuation Period.
Assume	=	$8.51000000
B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by Us.
Assume	=	$0
C = The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
Assume	=	$8.39000000
Then, the Net Investment Factor = 8.51000000 + 0	=	$1.01430274
8.39000000

EXAMPLE B

Formula and Illustration for Determining

Unit Value of a Subaccount

of Separate Account E

Unit Value =	A x B

Where:
A = The Unit Value for the immediately preceding Valuation Period.
Assume	=	$1.46328760
B = The Net Investment Factor for the current Valuation Period.
Assume	=	$1.01430274
Then, the Unit Value = $ 1.46328760 x 1.01430274	=	$1.484216622

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PART C

OTHER INFORMATION

Item 30. Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing First Investors Life Separate Account E (the “Separate Account” or the “Registrant”).[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[4]

(3)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[4]

(d)	Specimen Variable Universal Life Policy issued by First Investors Life Insurance Company for participation in the Separate Account.[1]

(e)	Form of application used with contracts provided in response to (d) above.[1]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of Nassau Life Insurance Company (“NNY” or the “Depositor”).[4]

(2)	By-laws of NNY.[4]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[4]

(g)	Not applicable.

(h)	(1) Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[4]

(2) Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement).[5]

(i)	(1) Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[4]

(2) Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon, is incorporated by reference to to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-239746), filed via EDGAR on April 29, 2022.

(j)	None.

(k)	Opinion and consent of counsel.[4]

(l)	Not applicable.

(m)	Not applicable.

(n)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.[3]

(r)	Not applicable.

(s)	Powers of Attorney

(1)	Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer., Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-239746), filed via EDGAR on April 29, 2022.

(2)	Powers of attorney for Phillip J. Gass and Christine Janofsky. Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-239746), filed via EDGAR on April 28, 2023.

(3)	Power of attorney for Gary France. Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-239746), filed via EDGAR on April 30, 2024.

(4)	Power of attorney for Michael Magarian, Jordan Price, and Kathy Belfi - FILED HEREWITH

[1]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-123756; 811-21742) filed by the Registrant on April 1, 2005.

[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-191937; 811-21742) filed by the Registrant on March 14, 2014.

[3]	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 (File Nos. 333-123756; 811-21742) filed by the Registrant on April 26, 2018.

[4]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-239746, 811-21742) filed by the Registrant on July 8, 2020.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-239746, 811-21742) filed by the Registrant on April 30, 2021.

Item 31. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06102-5056.

Name	Positions and Offices with Depositor
Phillip J.Gass	President, Chief Executive Officer and Director

Thomas M. Buckingham	Vice President, Chief Growth Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

David Czerniecki	Vice President, Chief Investment Officer

Thomas Williams	Director

Kathy Belfi	Director

Kevin J.Gregson	Director

Leland C.Launer	Director

Jacqueline Bamman	Vice President, Chief People Officer

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President, Actuary

Jan Buchsbaum	Vice President, Chief Product Officer

Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President, Assistant Secretary

Steve L. Carlton	Vice President

Michael Donovan	Vice President, Chief Actuary

Michael Magarian	Vice President, Chief Accounting Officer

John Murphy	Vice President, Corporate Auditor

Vernon Young	Vice President, Group Chief Risk Officer

Susan Zophy	Vice President, Chief Servcie Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Chief Compliance Officer, Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

Joel Cordoba	Assistant Treasurer

Jordan Price	Vice President, Chief Financial Officer and Treasurer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group GP Ltd. [Contract]
Nassau Financial Group, L.P. [Contract]
Nassau Asset Management LLC [100%]
Nassau CorAmerica LLC [100%]
Nassau CorAmerica Loan Company LLC [100%]
Nassau CorAmerica Advisors LLC [100%]
NCA Realty Partners LLC [100%]
NCA Realty Partners GP LLC [100%]
NCA Realty Fund I LP [Contract]
NCA Realty Fund II LP [Contract]
NCARP SGP LLC [100%]
Nassau NGC Holdings LLC [100%]
Nassau Global Credit GP LLC [100%]
NGC Loan Fund LP [Contract]
NGC Enhanced Loan Master Fund LP [Contract]
NGC Enhanced Loan Offshore Fund LP [Contract]
NGC Enhanced Loan Fund LP [Contract]
AIC Credit Opportunities Partners Fund II UGP, LLC [100%]
AIC Credit Opportunities Partners Fund II GP, L.P. [100%]
AIC Credit Opportunities Partners Master Fund II, LP [Contract]
AIC COP Investments LLC [Contract]
AIC COP Facility 2, LLC [Contract]
AIC Credit Opportunities Partners Fund II (Offshore), L.P. [Contract]
AIC Credit Opportunities Partners Fund II, L.P. [Contract]
AIC Credit Opportunities Partners Fund II-A, L.P. [Contract]
AIC Credit Opportunities Partners Mini-Master Fund II (Offshore), L.P. [Contract]
Nassau Global Credit LLC [100%]
NGC CLO Manager LLC [100%]
NGC Management LLC [100%]
NGC Management (UK) Ltd [100%]
Nassau NGC Blocker (UK) Ltd. [100%]
Nassau Global Credit (UK) LLP [99%1]
Nassau NPC Holdings LLC [100%]
Nassau Private Credit LLC [100%]
Nassau Private Credit GP LLC [100%]
Nassau Private Credit Onshore Fund LP [Contract]
Nassau Private Credit Master Fund LP [Contract]
Nassau Private Credit Offshore Fund LP [Contract]
NPC Tactical Opportunities Fund LP [Contract]
BSL Corporate Credit Opportunities 1 LP [Contract]
NPC SGP LLC [100%]
NPC Diversified Income GP LLC [100%]
NPC Diversified Income Ratings Passthrough Feeder Fund LP [Contract]
NPC Diversified Income Fund LP [Contract]
NPC Diversified Income Master Fund LP [Contract]
NPC Diversified Income Offshore Fund LP [Contract]
NPC Credit Opportunities Fund GP, LLC [100%]
NPC Credit Opportunities Onshore Fund, LP [Contract]

1 NGC Management (UK) Ltd owns 1%

NPC Credit Opportunities Offshore Fund, LP [Contract]
NPC Credit Opportunities Master Fund, LP [Contract]
Nassau Alternative Investments LLC [100%]
NAMCO Services LLC [100%]
Nassau BPC Holdings LLC [Contract2]
Nassau Insurance Group Holdings GP, LLC [Contract]
Nassau Insurance Group Holdings, L.P. [Contract]
The Nassau Companies [100%]
Nassau Life and Annuity Company [100%]
Nassau Life and Annuity Company ABS C-I [100%]
Nassau Life and Annuity Company ABS D-I [100%]
Lynbrook Re, Inc. [100%]
Nassau Life Insurance Company of Kansas [100%]
Nassau Distribution Holdings II LLC [100%]
NSRE Saybrus Holdings, LLC [100%]
Sunrise Re, Inc. [100%]
Nassau Re/Imagine LLC [100%]
Nassau Employee Co-Invest Fund II LLC [51%3]
The Nassau Companies of New York [100%]
Nassau CLO SPV-I LLC [56%4]
Nassau CLO SPV-II LLC [54.34%5]
Nassau Life Insurance Company [100%]

[2] quity interests are owned by Nassau Asset Management LLC (11.92%), Nassau Life Insurance Company (22.02%), Nassau Life and Annuity Company (22.02%) and PHL Variable Insurance Company (44.04%).
[3] Current employees of The Nassau Companies of New York and its affiliates own 49%.
[4] Current and former employees of The Nassau Companies of New York and its affiliates own 44%.
[5] Current and former employees of The Nassau Companies of New York and its affiliates own 45.66%.

Item 33. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)	serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)	1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; and Nassau Life and Annuity Variable Universal Life Account; Delaware Life NY Variable Account A; Delaware Life NY Variable Account B; Delaware Life NY Variable Account C; Delaware Life NY Variable Account D; and KBL Variable Account A. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter
Stephen Anderson	President and Director

Thomas M. Buckingham	Chairperson and Director

Susan Guazzelli	Vice President, Treasurer and Director

Ping Shao	Chief Compliance Officer and Secretary

Peter Hosner, Jr.	Chief Financial Officer and Director

(c)	The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the policies supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

NNY represents that the fees and charges deducted under the policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NNY under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 29th day of April, 2025.

FIRST INVESTORS LIFE (SEPARATE ACCOUNT E)
(Registrant)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-effective Amendment to Registration Statement No. 333-239746 on April 29, 2025.

Signature	Title

/s/ Phillip J. Gass	President, Chief Executive Officer and Director
*Phillip J. Gass

/s/ Kostas Cheliotis	Vice President, General Counsel, Secretary and Director
Kostas Cheliotis

/s/ Thomas M. Buckingham	Vice President, Chief Growth Officer, and Director
*Thomas M. Buckingham

/s/ Jordan Price	Vice President, Chief Financial Officer and Treasurer
*Jordan Price

/s/ Michael Magarian	Vice President, Chief Accounting Officer
*Michael Magarian

/s/ Kathy Belfi	Director
*Kathy Belfi

/s/ Kevin J. Gregson	Director
*Kevin J. Gregson

/s/ Leland C. Launer	Director
*Leland C. Launer

/s/ Thomas A. Williams	Director
*Thomas A. Williams

By:	/s/ Kostas Cheliotis
Kostas Cheliotis *As Attorney-in-Fact pursuant to Powers of Attorney

INDEX OF EXHIBITS

Exhibit Number	Description

(n)	Consents of Independent Registered Public Accounting Firm

(s)(4)	Power of attorney for Michael Magarian, Jordan Price, and Kathy Belfi